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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Vice Chair of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2001 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.




     /s/                                  /s/
     ----------------------------         -------------------------------
     Pastora San Juan Cafferty            Richard M. Jaffee
     Director                             Director


     /s/                                  /s/
     ----------------------------         -------------------------------
     Haven E. Cockerham                   Edward W. Lyman
     Director                             Vice Chair and Director


     /s/                                  /s/
     ----------------------------         -------------------------------
     F. Anthony Comper                    Alan G. McNally
     Director                             Chairman of the Board,
                                          Chief Executive Officer,
                                          and Director


     /s/                                  /s/
     ----------------------------         -------------------------------
     Susan T. Congalton                   Charles H. Shaw
     Director                             Director


     /s/                                  /s/
     ----------------------------         -------------------------------
     Wilbur H. Gantz                      Richard E. Terry
     Director                             Director


     /s/                                  /s/
     ----------------------------         -------------------------------
     James J. Glasser                     James O. Webb
     Director                             Director


     /s/
     ----------------------------
     Leo M. Henikoff
     Director